Exhibit 99.1
The Savannah Bancorp, Inc.

July 17, 2007
For Release: Immediately

Savannah Bancorp Reports 2.3 Percent Second Quarter EPS
Increase and Declares Regular Quarterly Dividend

SAVANNAH, Ga.--(Prime Newswire) - July 17, 2007 - The Savannah Bancorp, Inc. (Nasdaq: SAVB) reported net income for the second quarter 2007 of $2,591,000, up 2.1 percent from $2,538,000 in the second quarter 2006.  Net income per diluted share was 44 cents compared to 43 cents per diluted share in the second quarter of 2006, an increase of 2.3 percent.  Second quarter 2007 earnings were up $280,000, or 12%, compared to first quarter 2007 earnings of $2,311,000.   Prior period per share amounts have been restated to reflect the 5-for-4 stock split in December 2006.

Return on average equity was 14.94 percent, return on average assets was 1.23 percent and the efficiency ratio was 53.40 percent in the second quarter 2007.

Total assets increased 13 percent to $873 million at June 30, 2007, up $101 million from $772 million a year earlier.  Loans, excluding loans held for sale, were $752 million compared to $657 million one year earlier, an increase of 14 percent.  Deposits totaled $726 million and $642 million at June 30, 2007 and 2006, respectively, an increase of 13 percent.

John Helmken, President & CEO, said, “I am continually proud of the focus of our production teams, growing loans and deposits in excess of $95 million and $84 million, respectively, over the past year.  During the current challenging interest rate and economic environment, it is a testament to the quality of our employees and customers that we have continued to produce above average loan growth while maintaining excellent credit quality.  Our current and future success in growing our customer base, loans, deposits and the resulting earnings depends upon the retention and addition of exceptionally talented people who serve our customers well.  We have been fortunate to enjoy a significant measure of success in these areas.”

The Company continues to report nonperforming asset percentages and loan past dues that are better than industry averages.  Nonperforming assets were $2,595,000 or 0.34 percent of total loans and other real estate at June 30, 2007 compared to $2,559,000 or 0.39 percent at June 30, 2006.  Second quarter net credit losses were $98,000 for 2007 compared to net credit losses of $3,000 in the second quarter 2006. Provision for credit losses for the second quarter of 2007 was $395,000 compared to $360,000 for the second quarter of 2006.  Net credit losses were $332,000 for the first six months of 2007 compared to net credit recoveries of $3,000 in the first six months of 2006. Provision for credit losses for the first six months of 2007 was $895,000 compared to $775,000 for the first six months of 2006.

For the first six months of 2007, net income was $4,902,000 versus $4,889,000 in the first six months of 2006.  Earnings per diluted share were $0.83 in the first six months of 2007 and 2006.  Return on average equity was 14.42 percent, return on average assets was 1.17 percent, net interest margin was 4.15 percent and the efficiency ratio was 54.58 percent in the first six months of 2007.

Net interest income increased 3.1 percent in the second quarter 2007 over the second quarter 2006.  Second quarter net interest margin declined to 4.13 percent in 2007 from 4.51 percent in 2006 primarily due to higher funding costs.  Noninterest income declined $86,000, or 7.9 percent in the first quarter of 2007 versus the same period in 2006 due to lower mortgage related income and lower service charges on deposit accounts.  Noninterest expense increased $50,000 or 1.0 percent in the second quarter 2007 compared to the second quarter 2006.  Higher personnel, occupancy, equipment and information technology costs were partially offset by lower other operating expenses.

Today, the Board of Directors approved a regular quarterly cash dividend of 12 cents per share payable on August 20, 2007 to shareholders of record on July 27, 2007.

The Savannah Bancorp, Inc. (SAVB), a bank holding company for The Savannah Bank, N.A., Bryan Bank & Trust (Richmond Hill, Georgia) and Harbourside Community Bank (Hilton Head Island, SC), is headquartered in Savannah, Georgia.  SAVB began operations in 1990.  Its primary businesses include deposit, credit, trust and mortgage origination services provided to local customers.

This press release may contain forward-looking statements as defined by federal securities law which involve significant risks and uncertainties. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario: significant changes in regulatory requirements; and significant changes in securities markets. The Savannah Bancorp, Inc. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Any such statements are made in reliance on the safe harbor protections provided under the Private Securities Act of 1995.

Contacts:	John C. Helmken II, President and CEO, 912-629-6486
Robert B. Briscoe, Chief Financial Officer, 912-629-6525

Attachments

The Savannah Bancorp, Inc. and Subsidiaries
Second Quarter Financial Highlights
June 30, 2007 and 2006
(Unaudited)
($ in thousands, except share data)

			%
Balance Sheet Data at June 30	2007	2006	Change
Total assets	$872,664	$772,026	13
Interest-earning assets	829,589	734,420	13
Loans	752,328	657,128	14
Allowance for credit losses	9,517	8,591	11
Non-accruing loans	1,895	2,049	(7.5)
Loans past due 90 days - accruing	44	510	(91)
Other real estate owned	656	-	-
Deposits	726,013	642,393	13
Interest-bearing liabilities	706,804	606,828	16
Shareholders' equity	70,025	61,018	15
Allowance for credit losses to total loans	1.27%	1.31%	(3.1)
Nonperforming assets to total loans and OREO	0.34%	0.39%	(13)
Loan to deposit ratio	103.62%	102.29%	1.3
Equity to assets	8.02%	7.90%	1.5
Tier 1 capital to risk-weighted assets	11.32%	11.47%	(1.3)
Total capital to risk-weighted assets	12.57%	12.72%	(1.2)
Book value per share (a)	$ 12.00	$ 10.60	13
Outstanding shares (a)	5,834	5,759	1.3
Market value per share (a)	$ 25.10	$ 30.26	(17)

Performance Ratios for the Second Quarter

Net income	$ 2,591	$ 2,538	2.1
Return on average assets	1.23%	1.33%	(7.5)
Return on average equity	14.94%	16.91%	(12)
Net interest margin	4.13%	4.51%	(8.4)
Efficiency ratio	53.40%	53.84%	(0.8)
Per share data: (a)
Net income - basic	$ 0.44	$ 0.44	-
Net income - diluted	$ 0.44	$ 0.43	2.3
Dividends	$ 0.120	$ 0.112	7.1
Average shares: (a)
Basic	5,824	5,759	1.1
Diluted	5,899	5,886	0.2

Performance Ratios for the First Six Months

Net income	$ 4,902	$ 4,889	0.3
Return on average assets	1.17%	1.31%	(11)
Return on average equity	14.42%	16.53%	(13)
Net interest margin	4.15%	4.55%	(8.8)
Efficiency ratio	54.58%	54.16%	0.8
Per share data: (a)
Net income - basic	$ 0.84	$ 0.85	(0.4)
Net income - diluted	$ 0.83	$ 0.83	-
Dividends	$ 0.240	$ 0.224	7.1
Average shares: (a)
Basic	5,803	5,759	0.8
Diluted	5,895	5,890	0.1

(a) Share and per share amounts have been restated to reflect the effect of a 5-for-4 stock split in December 2006.

The Savannah Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
June 30, 2007 and 2006
(Unaudited)
($ in thousands, except share data)

	June 30,
	2007	2006
Assets
Cash and due from banks	$ 23,093	$ 19,413
Interest-bearing deposits	8,777	4,400
Federal funds sold	4,874	18,266
Cash and cash equivalents	36,744	42,079
Securities available for sale, at fair value (amortized
cost of $64,379 in 2007 and $52,268 in 2006)	63,489	51,220
Loans held for sale	1,126	4,407
Loans, net of allowance for credit losses
of $9,517 in 2007 and $8,591 in 2006	742,811	648,537
Premises and equipment, net	6,198	5,714
Other real estate owned	656	-
Bank-owned life insurance	5,870	5,655
Other assets	15,770	14,414

Total assets	$ 872,664	$ 772,026

Liabilities
Deposits:
Noninterest-bearing	$ 89,098	$ 97,909
Interest-bearing demand	122,209	94,081
Savings	18,627	18,540
Money market	168,411	137,721
Time deposits	327,668	294,142
Total deposits	726,013	642,393
Short-term borrowings	56,437	36,560
FHLB advances - long-term	3,142	15,474
Subordinated debt	10,310	10,310
Other liabilities	6,737	6,271
Total liabilities	802,639	711,008

Shareholders' equity
Common stock, par value $1 per share: authorized
20,000,000 shares; issued 5,833,860 and 4,607,647 shares
in 2007 and 2006, respectively	5,834	4,608
Preferred stock, par value $1 per share:
authorized 10,000,000 shares, none issued	-	-
Additional paid-in capital	36,347	36,480
Retained earnings	29,189	21,870
Treasury stock, 318 and 267 shares
in 2007 and 2006, respectively	(4)	(4)
Accumulated other comprehensive loss, net	(1,341)	(1,936)
Total shareholders' equity	70,025	61,018

Total liabilities and shareholders' equity	$ 872,664	$ 772,026

The Savannah Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
For the Six Months Ended 2007 and 2006 and
Five Quarters Ending June 30, 2007
($ in thousands, except per share data)

	(Unaudited)			(Unaudited)
	For the Six Months Ended			2007		2006			Q2-07 /
	June 30,		%	Second	First	Fourth	Third	Second	Q2-06
	2007	2006	Chg	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest and dividend income
Loans, including fees	$29,224	$24,269	20	$14,872	$14,351	$14,063	$13,209	$12,548	19
Loans held for sale	69	441	(84)	35	34	52	64	233	(85)
Investment securities	1,346	1,068	26	726	620	599	572	559	30
Deposits with banks	201	102	97	119	83	127	65	54	120
Federal funds sold	296	275	7.6	125	172	116	166	148	(16)
Total interest and dividend income	31,136	26,155	19	15,877	15,260	14,957	14,076	13,542	17
Interest expense
Deposits	12,571	8,336	51	6,479	6,092	5,754	5,251	4,443	46
Short-term borrowings	1,242	911	36	618	625	561	326	546	13
FHLB advances	319	444	(28)	155	164	168	166	197	(21)
Subordinated debt	416	389	6.9	213	203	214	214	200	6.5
Total interest expense	14,548	10,080	44	7,465	7,084	6,697	5,957	5,386	39
Net interest income	16,588	16,075	3.2	8,412	8,176	8,260	8,119	8,156	3.1
Provision for credit losses	895	775	15	395	500	450	360	360	9.7
Net interest income after the
provision for credit losses	15,693	15,300	2.6	8,017	7,676	7,810	7,759	7,796	2.8
Noninterest income
Service charges on deposits	695	753	(7.7)	348	347	389	384	377	(7.7)
Mortgage related income, net	376	482	(22)	166	210	200	203	252	(34)
Trust fees	365	325	12	189	176	170	164	166	14
Other operating income	617	599	3.0	297	319	331	305	291	2.1
Total noninterest income	2,053	2,159	(4.9)	1,000	1,052	1,090	1,056	1,086	(7.9)
Noninterest expense
Salaries and employee benefits	5,802	5,476	6.0	2,838	2,964	2,659	2,717	2,785	1.9
Occupancy and equipment	1,540	1,397	10	782	758	768	755	746	4.8
Information technology	806	736	10	381	425	417	372	374	1.9
Other operating expense	2,026	2,266	(11)	1,025	1,000	1,293	1,101	1,071	(4.3)
Total noninterest expense	10,174	9,875	3.0	5,026	5,147	5,137	4,945	4,976	1.0
Income before income taxes	7,572	7,584	(0.2)	3,991	3,581	3,763	3,870	3,906	2.2
Income tax expense	2,670	2,695	(0.9)	1,400	1,270	1,240	1,280	1,368	2.3
Net income	$ 4,902	$ 4,889	0.3	$ 2,591	$ 2,311	$ 2,523	$ 2,590	$ 2,538	2.1
Net income per share: (a)
Basic	$ .84	$ .85	(1.2)	$ .44	$ .40	$ .44	$ .45	$ .44	-
Diluted	$ .83	$ .83	-	$ .44	$ .39	$ .43	$ .44	$ .43	2.3
Average basic shares (000s) (a)	5,803	5,759	0.8	5,824	5,783	5,779	5,761	5,759	1.1
Average diluted shares (000s) (a)	5,895	5,890	0.1	5,899	5,890	5,884	5,886	5,894	0.1
Performance Ratios
Return on average equity	14.42%	16.53%	(13)	14.94%	13.90%	15.33%	16.46%	16.91%	(12)
Return on average assets	1.17%	1.31%	(11)	1.23%	1.12%	1.24%	1.34%	1.33%	(7.5)
Net interest margin	4.15%	4.55%	(8.8)	4.13%	4.17%	4.26%	4.42%	4.51%	(8.4)
Efficiency ratio	54.58%	54.16%	(0.8)	53.40%	55.78%	54.94%	53.90%	53.84%	.8
Average equity	68,544	59,630	15	69,583	67,434	65,297	62,435	60,195	16
Average assets	845,071	750,955	13	855,989	834,033	809,491	767,649	765,080	12
Average interest-earning assets	810,525	716,342	13	821,253	799,678	772,192	732,405	729,101	13
(a) Share and per share amounts have been restated to reflect the effect of a 5-for-4 stock split in December 2006.

The Savannah Bancorp, Inc. & Subsidiaries
Loan Concentration Schedule
June 30, 2007 and December 31, 2006

($ in thousands)	6/30/07	% of Total	12/31/06	% of Total	% Dollar Change
Non-residential real estate
Owner-occupied	$ 113,298	15	$ 90,848	13	25
Non owner-occupied	91,783	12	98,032	13	(6)
Construction	25,333	3	22,128	3	14
Commercial land and lot development	39,104	5	35,610	5	10
Total non-residential real estate	269,518	35	246,618	34	9
Residential real estate
Owner-occupied – 1-4 family	79,440	11	87,965	12	(10)
Non owner-occupied – 1-4 family	106,408	14	(a) 101,397	14	5
Construction	66,161	9	(a) 77,417	11	(15)
Residential land and lot development	109,258	14	93,060	13	17
Home equity lines	40,655	5	40,794	6	0
Total residential real estate	401,922	53	400,633	56	0
Total real estate loans	671,440	89	647,251	90	4
Commercial	61,898	8	57,740	8	7
Consumer	19,585	3	16,624	2	18
Unearned fees, net	(599)	-	(693)	-	(14)
Total loans, net of unearned fees	$ 752,324	100	$ 720,922	100	4.4

(a) Includes a reclassification of $33 million of completed construction loans from the construction category to the non-owner occupied 1-4 family category to conform to the June 30, 2007 presentation as required by regulatory guidelines.

During the first half of 2007, residential real estate loans have remained flat in total and non-residential real estate loans have increased by 9 percent.  During 2006, decisions were made to de-emphasize construction loan growth as evidenced by the decline of 15 percent in the construction loan portfolio during 2007.

Commercial and residential land and lot development portfolios generally represent loans to experienced real estate developers and financially strong, long-term real estate investors who have the financial strength to service the debt during the slower real estate markets.

The Savannah Bancorp, Inc. and Subsidiaries
Average Balance Sheet and Rate/Volume Analysis – Second Quarter, 2007 and 2006

					Taxable-Equivalent			(a) Variance
Average Balance		Average Rate			Interest (b)			Attributable to
QTD	QTD	QTD	QTD		QTD	QTD	Vari-
6/30/07	6/30/06	6/30/07	6/30/06		6/30/07	6/30/06	Ance	Rate	Volume
($ in thousands)		(%)			($ in thousands)			($ in thousands)
				Assets
$ 9,207	$ 4,545	5.18	4.77	Interest-bearing deposits	$ 119	$ 54	$65	$ 5	$ 60
56,757	48,609	5.01	4.35	Investments - taxable	709	527	182	80	102
2,060	2,500	7.79	11.39	Investments - non-taxable	40	71	(31)	(22)	(9)
9,408	12,188	5.33	4.87	Federal funds sold	125	148	(23)	14	(37)
2,063	13,394	6.80	6.98	Loans held for sale	35	233	(198)	(6)	(192)
741,758	647,865	8.05	7.77	Loans (c)	14,888	12,548	2,340	452	1,888
821,253	729,101	7.77	7.47	Total interest-earning assets	15,916	13,581	2,335	545	1,790
34,736	35,979			Noninterest-earning assets
$855,989	$765,080			Total assets

				Liabilities and equity
				Deposits
$ 120,092	$ 91,810	2.09	1.10	NOW accounts	625	252	373	227	146
18,799	19,901	1.02	1.01	Savings accounts	48	50	(2)	0	(2)
162,397	129,841	4.41	3.52	Money market accounts	1,784	1,138	646	288	358
125,404	104,139	5.36	4.52	CDs, $100M or more	1,677	1,174	503	218	285
68,149	78,931	4.78	3.70	CDs, broker	812	728	84	213	(129)
121,831	104,675	5.05	4.22	Other time deposits	1,533	1,101	432	217	215
616,672	529,297	4.21	3.37	Total interest-bearing deposits	6,479	4,443	2,036	1,108	928
12,095	15,904	5.14	4.97	FHLB advances – long-term	155	197	(42)	7	(49)
48,122	43,962	5.14	4.98	Short-term borrowings	617	546	71	18	53
10,310	10,310	8.33	7.78	Subordinated debt	214	200	14	14	0
				Total interest-bearing
687,199	599,473	4.36	3.60	liabilities	7,465	5,386	2,079	1,136	943
92,844	98,671			Noninterest-bearing deposits
6,363	6,741			Other liabilities
69,583	60,195			Shareholders' equity
$855,989	$765,080			Liabilities and equity
		3.41	3.87	Interest rate spread
		4.13	4.51	Net interest margin
				Net interest income	$8,451	$8,195	$256	($ 591)	$847
$134,054	$129,628			Net earning assets
$709,516	$627,968			Average deposits
		3.66	2.84	Average cost of deposits
105%	103%			Average loan to deposit ratio

(a) This table shows the changes in interest income and interest expense for the comparative periods based on either changes in average volume or changes in average rates for interest-earning assets and interest-bearing liabilities.  Changes which are not solely due to rate changes or solely due to volume changes are attributed to volume.

(b) The taxable equivalent adjustment results from tax exempt income less non-deductible TEFRA interest expense and was $39 in the second quarter 2007 and 2006.
(c) Average nonaccruing loans have been excluded from total average loans and categorized in noninterest-earning assets.

The Savannah Bancorp, Inc. and Subsidiaries
Average Balance Sheet and Rate/Volume Analysis – First Six Months 2007 and 2006

					Taxable-Equivalent			(a) Variance
Average Balance		Average Rate			Interest (b)			Attributable to
YTD	YTD	YTD	YTD		YTD	YTD	Vari-
6/30/07	6/30/06	6/30/07	6/30/06		6/30/07	6/30/06	Ance	Rate	Volume
($ in thousands)		(%)			($ in thousands)			($ in thousands)
				Assets
$ 7,710	$ 4,458	5.26	4.61	Interest-bearing deposits	$ 201	$ 102	$ 99	$ 14	$ 85
53,986	46,623	4.91	4.32	Investments - taxable	1,314	998	316	136	180
2,000	2,717	7.86	11.13	Investments - non-taxable	78	150	(72)	(44)	(28)
11, 309	11,774	5.28	4.71	Federal funds sold	296	275	21	33	(12)
1,859	13,033	7.48	6.82	Loans held for sale	69	441	(372)	43	(415)
733,661	637,737	8.04	7.67	Loans (c)	29,256	24,269	4,987	1,170	3,817
810,525	716,342	7.77	7.39	Total interest-earning assets	31,214	26,235	4,979	1,350	3,629
34,546	34,613			Noninterest-earning assets
$845,071	$750,955			Total assets

				Liabilities and equity
				Deposits
$ 114,642	$ 90,116	2.05	1.08	NOW accounts	1,167	483	684	433	251
18,596	19,890	1.01	0.99	Savings accounts	93	98	(5)	2	(7)
156,181	129,004	4.34	3.32	Money market accounts	3,359	2,123	1,236	653	583
121,312	98,089	5.30	4.33	CDs, $100M or more	3,189	2,106	1,083	472	611
74,090	84,807	4.81	3.61	CDs, broker	1,768	1,519	249	505	(256)
120,588	99,546	5.01	4.07	Other time deposits	2,995	2,007	988	464	524
605,409	521,452	4.19	3.22	Total interest-bearing deposits	12,571	8,336	4,235	2,508	1,727
12,680	18,160	5.07	4.93	FHLB advances – long-term	319	444	(125)	13	(138)
48,734	37,795	5.14	4.86	Short-term borrowings	1,242	911	331	52	279
10,310	10,310	8.14	7.61	Subordinated debt	416	389	27	27	0
				Total interest-bearing
677,133	587,717	4.33	3.46	liabilities	14,548	10,080	4,468	2,536	1,932
92,988	96,050			Noninterest-bearing deposits
6,406	7,558			Other liabilities
68,544	59,630			Shareholders' equity
$845,071	$750,955			Liabilities and equity
		3.44	3.93	Interest rate spread
		4.15	4.55	Net interest margin
				Net interest income	$16,666	$16,155	$511	($ 1,186)	$1,697
$133,392	$128,625			Net earning assets
$698,397	$617,502			Average deposits
		3.63	2.72	Average cost of deposits
105%	103%			Average loan to deposit ratio

(a) This table shows the changes in interest income and interest expense for the comparative periods based on either changes in average volume or changes in average rates for interest-earning assets and interest-bearing liabilities.  Changes which are not solely due to rate changes or solely due to volume changes are attributed to volume.

(b) The taxable equivalent adjustment results from tax exempt income less non-deductible TEFRA interest expense and was $78 and $80 in the first six months 2007 and 2006, respectively.
(c) Average nonaccruing loans have been excluded from total average loans and categorized in noninterest-earning assets.